UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 6, 2023

AUGUSTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54653	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 555 - 999 Canada Place, Vancouver, BC, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 687-1717

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 6, 2023, Augusta Gold Corp. a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Plan of Merger”), by and between the Company and Augusta Gold Corp., a Nevada corporation and a wholly owned subsidiary of the Company (“Augusta Nevada”), pursuant to which the Company will be reincorporated from Delaware to Nevada (the “Reincorporation”). The Plan of Merger was adopted and approved by the board of directors of the Company (the “Board”) by unanimous written consent on July 25, 2023.

Consummation of the Reincorporation was subject to the adoption and approval of the Plan of Merger by the holders of a majority of the outstanding common stock of the Company, which was obtained at the Company’s stockholder meeting on September 7, 2023. The Company intends to consummate the Reincorporation as soon as practicable following receipt of any necessary regulatory approvals; provided, however, that the Plan of Merger may be terminated by action of the Board, at any time prior to the effective time of the Reincorporation if the Board determines for any reason that such termination would be in the best interests of the Company and its stockholders.

Following consummation of the Reincorporation, the Company’s corporate existence will be governed by the laws of the State of Nevada. Other than the change in the state of incorporation, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of the Company’s employees, including the Company’s management.

The Reincorporation will not alter any stockholder’s percentage ownership interest or number of shares owned in the Company. The stockholders need not exchange existing stock certificates for stock certificates of the Nevada corporation.

The foregoing summary of the Plan of Merger does not purport to be complete and is qualified in its entirety by reference to the actual Plan of Merger, which is filed as Exhibit 2.1 hereto, and which is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Results of Annual General Meeting of Shareholders

On September 7, 2023, Augusta Gold Corp. (the “Company’) held its annual general meeting of shareholders (the “Meeting”). A total of 49,365,972 common shares in the capital of the Company (“Common Shares”) were represented at the Meeting, being 57.45% of the Company’s issued and outstanding voting stock on the record date for the Meeting.

All matters presented for approval at Meeting were approved and all nominees as directors to the Board of Directors of the Company were elected.

Detailed results for the ballot votes are as follows:

Election of Directors	Votes For	Votes Withheld	Broker Non-Votes
Richard Warke	45,359,936	28,386	3,977,650
Donald Taylor	45,362,678	25,644	3,977,650
Lenard Boggio	45,342,308	46,014	3,977,650
John Boehner	45,290,762	97,560	3,977,650
Daniel Earle	45,348,272	40,050	3,977,650
Poonam Puri	45,333,296	55,026	3,977,650

Proposal	Votes For	Against	Abstain	Broker Non-Votes
Ordinary resolution to appoint Davidson & Company LLP as Auditors of the Company for the ensuing year and authorizing the directors to fix their remuneration.	49,341,583	17,874	6,515	0

Proposal	Votes For	Against	Abstain	Broker Non-Votes
Ordinary resolution to approve, on an advisory, non-binding basis, the resolutions regarding the compensation of the Company’s named executive officers as described in the management information circular and proxy statement for the Meeting (the “Proxy Statement”).	45,202,366	73,227	112,729	3,977,650

Proposal	Votes For	Against	Abstain	Broker Non-Votes
Ordinary resolution to approve the Agreement and Plan of Merger (the “Merger Agreement”) set forth as Appendix B to the Proxy Statement and the reincorporation of the Company in the State of Nevada pursuant to a merger with and into a wholly-owned subsidiary of the Company as set forth in the Merger Agreement and as more particularly set out in the Proxy Statement	45,356,010	26,181	6,131	3,977,650

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements can be identified by words such as: “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements include, among others, statements made in this Current Report regarding the proposed Plan of Merger including the expected timing of the Reincorporation. We caution that we cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation: risks related to our Board determining that the Reincorporation is no longer in the best interests of our stockholders. You are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements are made only as of the date hereof. We do not undertake any obligation to update any such statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of September 6, 2023, by and between the Company and Augusta Gold Corp., a Nevada corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUGUSTA GOLD CORP.

Date: September 8, 2023	By:	/s/ Tom Ladner
	Name:	Tom Ladner
	Title:	VP Legal